INdex to Exhibits

Material Contracts 10.1

Amended and Restated 1983 Stock Appreciation Rights Plan dated February 1993 (Incorporated by reference to Exhibit 10.23 of Data I/O’s 1992 Annual Report on Form 10-K (File No. 0-10394)) attached as a PDF to this 10K filing.